SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant [ ]

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[X] Preliminary Proxy Statement

[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

PRIME HOLDINGS AND INVESTMENTS, INC.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRIME HOLDINGS AND INVESTMENTS, INC.

8275 S. Eastern Avenue

Las Vegas, NV 89123

(702) 990-8800

PROXY STATEMENT

Approximate date of Mailing this Proxy Statement: _______________________.

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of PRIME HOLDINGS AND INVESTMENTS, INC., a Nevada corporation (the "Company"), to stockholders in connection with the authorization of additional shares to be voted upon at the annual meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at Parsons Law Firm, 500 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, on December 30, 2002, at 9:00 a.m., Pacific Standard Time. The accompanying Notice of annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about December 19, 2002.

The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares

The Board of Directors has fixed December 19, 2002, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there are or will be 54,282,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in approval of the change of name and authorization of additional stock.

PROXIES AND REVOCABLILITY OF PROXIES

The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

The person giving it at any time before it is voted may revoke any proxy given pursuant to this solicitation. Proxies may be revoked by:

(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Giovanni Iachelli, President, c/o Parsons Law Firm, 500 -108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, or hand delivered to the President, at or before the taking of the vote at the meeting.

DISSENTERS' RIGHT OF APPRAISAL

Under current Nevada law, a shareholder is afforded dissenters' rights, which, if properly exercised, may require the Company to purchase his shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that are entitled to vote at the Meeting consist of 54,282,000 shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on December 19, 2002, the record date for determining stockholders entitled to notice or to vote, are or will be 54,282,000, held by 47 stockholders.

Security Ownership of Principal Holders and Management.

To the knowledge of management and based upon a review of the stock ledger maintained by its transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent (5%) of the Company's common stock as of the date hereof, and the shareholders of management, to wit:

Name and Address of Record	Title	Amount and Nature of Beneficial ownership	Percent of Class
Domenico Sommariva	N/A	5,821,200	10.7%
Pergarex	N/A	31,800,000 common 10,000,000 preferred	58.6% 100%

DIRECTORS AND OFFICERS

A. There are no material proceedings to which any director, officer or affiliate of issuer owning of record or beneficially 5% or more being a party adverse to the Company or has a materially adverse interest to the Company.

B. Giovanni Iachelli, age 54, is currently the President and Director of the Company. Prior to being President of the Company, Mr. Iachelli spent over 15 years in senior positions with North American and United Kingdom-based telecommunications companies with operations in Italy, China, and Europe. Before joining the Company, Mr. Iachelli was owner and director of Iachelli & Associates, a business consulting firm specializing in mergers and acquisitions in North America and China, on behalf of Telecom Group Italy. >From 1998 to 1999, Mr. Iachelli served as Merger and Acquisitions Manager, Italian Market, for Primus Telecom Corp., United Kingdom. As of December 31, 2001, Mr. Iachelli was also President of Prime Equipment, Inc. .

John G. Visendi, age 37, was appointed to the Board of Directors of Prime Holdings and Investments, Inc., on October 1, 2001, and as CEO on January 1, 2002. Prior to his appointment, Mr. Visendi spent over 15 years in executive positions with investment banking groups in Europe and Japan. >From May 2000, to June 2001, Mr. Visendi was President of Pergarex SA, a Switzerland-based investment banking company and majority shareholder of Prime Holdings and Investments, Inc. From 1995 to date, Mr. Visendi has held the position of Chief Executive Officer of Societa Italiana Telecommunicazioni Integrate, SpA, (S.I.T.I.), a wholly owned subsidiary of Prime Holdings and Investments, Inc. Since 1998, Mr. Visendi has been General Manager of JHT Lehmann & Co., of London, England, and is responsible for merchant banking activities in Italy and Southern Europe. From 1990 to 1997, Mr. Visendi held the position of Central Director, Southern Europe and the Middle East, for Tushimi Merchant Bank, Tokyo, Japan. Mr. Visendi is exposed to a number of investment and acquisition opportunities each year; and has broad abilities to perform traditional merchant banking functions such as deal selection and origination, due diligence, valuation and deal structuring.

C. Except as indicated in Item B above, the Company has no other persons who are not an executive employee expected to significantly contribute to the Company.

D. There are no family relationships among directors, executive officers or persons nominated as such.

E. Legal Proceedings: None

F. Transactions with management and others (Item 404(a) Reg. S-K):

G: Indebtedness of Management (Item 404(c) Reg. S-K:

H. Compliance with Section 16(a) of 34 Act is not applicable.

I. The registrant has no standing audit, nominating and compensation committees of the board of directors.

J. There has been no board of director meetings held within the last full fiscal year.

K. No director has resigned or declined to stand for re-election to the Board of Directors since the date of the last annual meeting of security holders.

L. Certain Business Relationships (Item 404(b) Reg. S-K):

COMPENSATION OF DIRECTORS & EXECUTIVE OFFICER

A. There is no stock compensation of any kind granted as compensation to any director or officer of the Company, except as stated below.

B. Aggregated stock option rights, to be granted at the Meeting, are as follows:

Name and Address of Contractor	Shares Compensated
John Visendi	500,000 @ $.50 per share
Giovanni Iachelli	500,000 @ $.50 per share

C. The Company has no long-term incentive plan or awards.

D Summary Compensation Table:

Name and Principal Position	Annual Compensation				Long-Term Compensation
	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/ SARs	LTIP Pay outs
John G. Visendi, CEO	2002	$0.00		1 million shares un-restricted stock
Giovanni Iachelli, President	2002	$0.00		1 million shares un-restricted stock

E. There are no compensation plans or arrangements with respect to the previously mentioned executive officers or directors that will result from the resignation, retirement or other termination of the executive officer's employment.

INDEPENDENT PUBLIC ACCOUNTS

A. The Company's principal accountant selected and being recommended to security holders for re-election for the current year is Evancic Perrault Robertson, Certified General Accounts, of British Columbia, Canada.

B. Representatives of Evancic Perrault Robertson are not expected to be present at the Meeting.

C. On February 19, 2002, the Company filed a current report on Form 8-K announcing the dismissal of David Coffey as the principal accountant. No reports on the financial statements prepared by Mr. Coffey over the prior two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals. The decision to change accountants was approved by the Board on February 12, 2002. During the prior two fiscal years, there were no disagreements with Mr. Coffey on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

D. Audit Fees. Fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year, and for the reviews of the financial statements included in the Company's Forms 10-QSB for that year.

E. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q (17 CFR 249.308a) or 10-QSB (17 CFR 249.308b) is as follows:  fees paid for the 10-K audit for the past 12 months were $45,000 (Canadian dollars), and for the 10-Q review were $38,325 (Canadian dollars).

F. Financial information Systems Design and Implementation Fees.  The aggregate fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of regulation S-X rendered by the independent accountant for the most recent fiscal year is $0.00.

G. All Other Fees.  The aggregate fees billed for services rendered by the Company's independent accountant, other than the services covered in paragraphs (e)(1) and (e)(2) of this section, for the most recent fiscal year is $0.00.

H. The Company's board of directors considers that the services covered in paragraphs (e)(2) and (e)(3) of this section are compatible with maintaining the independent accountant's independence.

I. The percentage of the hours expended by the independent accountant to audit the Company's financial statements for the most recent fiscal year is less than 50% of the total time spent by said independent accountant.

A vote FOR is a vote to retain Evancic Perrault Robertson, Certified General Accounts, of British Columbia, Canada, as independent auditors for the Company, unless they are replaced by a vote of the Board of Directors.

AUTHORIZATION OF ADDITIONAL SHARES

The Board of Directors seeks to authorize 10,000 shares of Preferred stock, preferred Series B, which would provide for voting powers that would provide that a majority of directors be elected by the holders of those preferred shares. These shares are not to be issued at this time, but the Company has considered specific plans in the near future for their issuance. This will require an Amendment to the Articles of Incorporation.

A vote FOR is a vote in favor of amending the Articles of Incorporation, authorizing 10,000 shares of Preferred stock Series B.

DESCRIPTION OF SECURITIES

COMMON STOCK

VOTING RIGHTS. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

DIVIDEND RIGHTS. Corporation has not set out dividend rights at this time.

LIQUIDATION RIGHTS. Corporation has not set out liquidation rights at this time.

PREEMPTIVE RIGHTS. Except as may otherwise be provided by the Board of Directors, no holder of any shares of the stock of the Corporation, shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares or stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

DISSENTERS' RIGHTS

Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the Company to purchase his shares dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation.

PREFERRED STOCK

The Company has not yet defined the specific rights of preferred stock. The Board of Directors is authorized, under the Articles of Incorporation, to set such rights as it deems appropriate.

FINANCIAL AND OTHER INFORMATION

The Company hereby incorporates by reference its Quarterly Reports on Form 10-QSB, filed February 19, 2002, August 19, 2002, May 20, 2002, and November 20, 2002, and its Annual Report on Form 10-KSB, filed April 15, 2002.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference into the information that the proxy statement incorporates). Such requests should be sent to Giovanni Iachelli, c/o Parsons Law Firm, 500 108th Ave. Suite 1710, Bellevue, WA, 98004, (425) 451-8036.

QUORUM AND VOTING

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. If less than a majority of the issued and outstanding shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance.

Each stockholder will be entitled to one vote for each share of stock standing registered in such shareholder's name on the books of the corporation on the record date. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

OTHER MATTERS

The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

Dated _____________ ________________________________

At __________________ Giovanni Iachelli

President, Director

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF PRIME HOLDINGS AND INVESTMENTS, INC.

TO BE HELD ___________________.

By completing and returning this proxy to PRIME HOLDINGS AND INVESTMENTS, INC. (the "Company"), you will be designating Giovanni Iachelli, the President of the Company, to vote all of your shares of the Company's common stock as indicated below.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company in the enclosed self-addressed, envelope.

Matters of business are as follows:

PROPOSAL 1 INDEPENDENT AUDITORS shall Evancic Perrault Robertson, Certified General Accounts, of British Columbia, Canada, be retained as the Company's independent auditors?

YES NO ABSTAIN

_____ _____ ________

PROPOSAL 2 AUTHORIZATION OF ADDITIONAL SHARES shall the Articles of Incorporation be amended to provide for the issuance of a class of preferred shares, Preferred Series B, which will provide that the holders of a majority of issued and outstanding Preferred Series B stock elect a majority of the members of the Board of Directors?

YES NO ABSTAIN

_____ _____ ________

PROPOSAL 3 ELECTION OF THE BOARD OF DIRECTORS shall the following persons be elected to the Board of Directors, to serve until the next annual meeting of shareholders?

YES NO ABSTAIN

JOHN VISENDI _____ _____ ________

YES NO ABSTAIN

GIOVANNI IACHELLI _____ _____ ________

YES NO ABSTAIN

OTHER: ____________________ _____ _____ ________

The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated ________________, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. (Please sign exactly as your name appears on your stock certificate(s)). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

Dated: _____________________, 2002 __________________________________

Name of stockholder (Please print legibly)

Number of Shares: ________________ __________________________________

Signature

This proxy is being solicited by, and the Board of Directors of the Company is proposing the above-referenced proposals. The proposals to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time before the vote thereon.

As of December 19, 2002, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "FOR" the Proposals as outlined above. Unless indicated below, by completing and returning this proxy, the stockholder grants to Giovanni Iachelli the discretion to vote in accordance with her best judgment on any other matters that may be presented at the Meeting.

_____ Withhold discretion to vote on any other matter presented at the Meeting.